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PROXY                              BYL BANCORP                             PROXY

                            ANNUAL MEETING OF SHAREHOLDERS
                                    ____ __, 1999

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders of BYL Bancorp (the "Company") and the accompanying Proxy Statement dated ________ __, 1999, and revoking any proxy heretofore given, hereby appoints ________________, _____________, and ________________, or any one of them, with full power to act alone, my true and lawful attorney(s), agent(s) and proxy, with full power of substitution, for me and in my name, place and stead to vote and act with respect to all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on ____ __, 1999, at 5:30 p.m., in the Main Lobby, BYL Bank Group, 1875 North Tustin Avenue, Orange, California, and at any and all adjournment or adjournments thereof, with all the powers that the undersigned would possess if personally present, as follows:

          1.   ELECTION OF DIRECTORS.

          To elect for a two (2) year term as directors the nominees set forth below:

          / / FOR all nominees listed below (except as indicated to the contrary below).

          / /  WITHHOLD AUTHORITY to vote for all nominees listed below.

               H. Rhoads Martin, Jr.         _________________
               John F. Myers                 _________________
               Robert Ucciferri



               ___________________________________________________
               (Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name in the space above.)

          2. APPROVAL OF AMENDMENT TO BYL BANCORP'S 1997 STOCK OPTION PLAN. Approval of an amendment to BYL Bancorp's 1997 Stock Option Plan would increase the shares subject to the Plan from 460,519 shares to 759,390 shares of the unissued common stock of the Company as described in the Proxy Statement
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dated __________, 1999, subject to any necessary changes required by any regulatory agency.


               / / FOR        / / AGAINST         / /ABSTAIN

          3. OTHER BUSINESS. To transact such other business as may properly come before the meeting.

          Execution of this proxy confers authority to vote "FOR" each proposal listed above unless the shareholder directs otherwise. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners SHOULD sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I/WE DO / /   or   I/WE DO NOT / / expect to attend the meeting.

Dated: _________________, 1999     __________________
                                   (Number of Shares)


                                   ______________________________
                                   Signature of Shareholder(s)


                                   ______________________________
                                   Signature of Shareholder(s)




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